First Quarter 2012

Bennett Park Apartments and 1600 Wilson Boulevard
Multifamily and Office Properties
Rosslyn Neighborhood of Arlington, Virginia

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights First Quarter 2012
Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

In the first quarter of 2012, WRIT signed commercial leases for 218,000 square feet with an average lease term of 5.7 years. The average rental rate increase on new and renewal leases was 8.6% on a GAAP basis and -3.1% on a cash basis. Commercial tenant improvement costs were $19.08 per square foot and leasing costs were $12.56 per square foot for the quarter.

Net Operating Income Contribution by Sector - First Quarter 2012

Medical Office, 15.2% (1.3 million sq ft)
Retail, 19.8% (2.4 million sq ft)
Multifamily, 16.0% (2,540 units)
Office, 49.0% (4.8 million sq ft)
Pharmacy
Harris Teeter

As of March 31, 2012, WRIT owned a diversified portfolio of 71 properties totaling approximately 9 million square feet of commercial space and 2,540 residential units, and land held for development. These 71 properties consist of 26 office properties, 18 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2011 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Real estate rental revenue	$76,499	$76,708	$71,931	$71,684	$69,204
Real estate expenses	(26,013)	(26,068)	(24,070)	(23,801)	(23,253)
	50,486	50,640	47,861	47,883	45,951
Real estate depreciation and amortization	(25,994)	(25,398)	(23,479)	(22,526)	(21,894)
Income from real estate	24,492	25,242	24,382	25,357	24,057
Interest expense	(15,895)	(16,207)	(16,508)	(16,865)	(16,893)
Other income	244	258	270	310	306
Acquisition costs	(54)	(36)	(1,600)	(322)	(1,649)
Real estate impairment	—	(14,526)	—		—
Gain (loss) on extinguishment of debt	—	(976)	—	—	—
General and administrative	(3,606)	(4,140)	(3,837)	(4,049)	(3,702)
Income (loss) from continuing operations	5,181	(10,385)	2,707	4,431	2,119
Discontinued operations:
Income (loss) from operations of properties sold or held for sale	—	631	3,655	3,298	2,569
Gain on sale of real estate	—	40,852	56,639	—	—
Income tax benefit (expense)	—	—	35	(1,173)	—
Income from discontinued operations	—	41,483	60,329	2,125	2,569

Net income	5,181	31,098	63,036	6,556	4,688
Less: Net income from noncontrolling interests	—	(409)	(28)	(34)	(23)
Net income attributable to the controlling interests	$5,181	$30,689	$63,008	$6,522	$4,665
Per Share Data:
Net income attributable to the controlling interests	$0.08	$0.46	$0.95	$0.10	$0.07
Fully diluted weighted average shares outstanding	66,328	66,069	66,064	65,989	65,907
Percentage of Revenues:
Real estate expenses	34.0%	34.0%	33.5%	33.2%	33.6%
General and administrative	4.7%	5.4%	5.3%	5.6%	5.3%
Ratios:
Adjusted EBITDA / Interest expense	3.0x	3.0x	2.9x	3.0x	2.8x
Income from continuing operations attributable to the controlling interest/Total real estate revenue	6.8%	(13.5)%	3.8%	6.2%	3.1%
Net income attributable to the controlling interest/Total real estate revenue	6.8%	40.0%	87.6%	9.1%	6.7%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	3/31/2012		12/31/2011		9/30/2011		6/30/2011		3/31/2011
Assets
Land	$472,196		$472,196		$472,812		$424,647		$424,647
Income producing property	1,947,630		1,934,587		1,924,526		1,754,493		1,744,993
	2,419,826		2,406,783		2,397,338		2,179,140		2,169,640
Accumulated depreciation and amortization	(556,833)		(535,732)		(516,319)		(497,738)		(479,090)
Net income producing property	1,862,993		1,871,051		1,881,019		1,681,402		1,690,550
Development in progress, including land held for development	44,236		43,089		39,735		39,413		26,263
Total real estate held for investment, net	1,907,229		1,914,140		1,920,754		1,720,815		1,716,813

Investment in real estate held for sale, net	—		—		69,990		240,437		284,052
Cash and cash equivalents	17,809		12,765		40,751		42,886		12,480
Restricted cash	21,922		19,424		23,267		22,311		23,083
Rents and other receivables, net of allowance for doubtful accounts	54,727		53,828		52,396		48,472		46,864
Prepaid expenses and other assets	114,859		120,601		125,689		99,356		104,093
Other assets related to properties sold or held for sale	—		—		3,505		12,899		28,827
Total assets	$2,116,546		$2,120,758		$2,236,352		$2,187,176		$2,216,212
Liabilities
Notes payable	$657,562		$657,470		$657,378		$659,934		$753,692
Mortgage notes payable	426,485		427,710		428,909		360,493		361,189
Lines of credit/short-term note payable	109,000		99,000		193,000		245,000		160,000
Accounts payable and other liabilities	57,766		51,145		55,879		54,101		57,040
Advance rents	15,065		13,739		13,393		12,372		11,549
Tenant security deposits	8,949		8,862		8,751		8,027		8,024
Other liabilities related to properties sold or held for sale	—		—		19,229		24,528		24,902
Total Liabilities	1,274,827		1,257,926		1,376,539		1,364,455		1,376,396
Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	662		662		661		661		660
Additional paid-in capital	1,141,062		1,138,478		1,136,240		1,133,823		1,130,297
Distributions in excess of net income	(303,815)		(280,096)		(281,930)		(316,134)		(293,860)
Accumulated other comprehensive income (loss)	—		—		(160)		(636)		(1,057)
Total shareholders' equity	837,909		859,044		854,811		817,714		836,040
Noncontrolling interests in subsidiaries	3,810		3,788		5,002		5,007		3,776
Total equity	841,719		862,832		859,813		822,721		839,816
Total liabilities and equity	$2,116,546		$2,120,758		$2,236,352		$2,187,176		$2,216,212

Total Debt / Total Market Capitalization	0.38	:1	0.40	:1	0.41	:1	0.37	:1	0.39	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$5,181	$30,689	$63,008	$6,522	$4,665
Real estate depreciation and amortization	25,994	25,398	23,479	22,526	21,894
Gain from non-disposal activities	—	—	—	—	—
Discontinued operations:
Gain on sale of real estate	—	(40,452)	(56,639)	—	—
Income tax expense (benefit)	—	—	(35)	1,173	—
Real estate impairment	—	—	—	—	599
Real estate depreciation and amortization	—	—	943	2,933	3,355
Funds from operations (FFO)	$31,175	$15,635	$30,756	$33,154	$30,513
Loss (gain) on extinguishment of debt	—	976	—	—	—
Real estate impairment	—	14,526	—	—	—
Acquisition costs	54	36	1,600	322	1,649
Core FFO (1)	$31,229	$31,173	$32,356	$33,476	$32,162

Allocation to participating securities(2)	(188)	(186)	(385)	(38)	(46)

FFO per share - basic	$0.47	$0.23	$0.46	$0.50	$0.46
FFO per share - fully diluted	$0.47	$0.23	$0.46	$0.50	$0.46
Core FFO per share - fully diluted	$0.47	$0.47	$0.48	$0.51	$0.49

Common dividend per share	$0.43375	$0.43375	$0.43375	$0.43375	$0.43375

Average shares - basic	66,194	66,069	66,017	65,954	65,885
Average shares - fully diluted	66,328	66,069	66,064	65,989	65,907
(1) See "Supplemental Definitions" on page 28 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Funds available for distribution(1)
FFO	$31,175	$15,635	$30,756	$33,154	$30,513
Tenant improvements	(4,066)	(5,100)	(2,469)	(1,950)	(2,370)
Leasing commissions and incentives	(2,557)	(1,485)	(3,859)	(1,116)	(2,232)
Recurring capital improvements	(1,539)	(1,626)	(2,148)	(3,072)	(691)
Straight-line rent, net	(992)	(776)	(715)	(586)	(657)
Non-cash fair value interest expense	228	(53)	145	191	179
Non-real estate depreciation and amortization	1,008	845	1,126	888	874
Amortization of lease intangibles, net	—	(32)	(329)	(413)	(278)
Amortization and expensing of restricted share and unit compensation	1,405	1,459	1,376	1,488	1,257
Real estate impairment	—	14,526	—	—	—
Funds available for distribution (FAD)	$24,662	$23,393	$23,883	$28,584	$26,595
Cash loss (gain) on extinguishment of debt	—	976	—	—	—
Acquisition costs	54	36	1,600	322	1,649
Core FAD (1)	$24,716	$24,405	$25,483	$28,906	$28,244

Allocation to participating securities(2)	(188)	(186)	(385)	(38)	(46)

FAD per share - basic	$0.37	$0.35	$0.36	$0.43	$0.40
FAD per share - fully diluted	$0.37	$0.35	$0.36	$0.43	$0.40
Core FAD per share - fully diluted	$0.37	$0.37	$0.38	$0.44	$0.43

Common dividend per share	$0.43375	$0.43375	$0.43375	$0.43375	$0.43375

Average shares - basic	66,194	66,069	66,017	65,954	65,885
Average shares - fully diluted	66,328	66,069	66,064	65,989	65,907
(1)  See "Supplemental Definitions" on page 28 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Net income attributable to the controlling interests	$5,181	$30,689	$63,008	$6,522	$4,665
Add:
Interest expense, including discontinued operations	15,895	15,985	16,739	17,097	17,126
Real estate depreciation and amortization, including discontinued operations	25,994	25,398	24,422	25,459	25,249
Income tax expense (benefit)	13	—	(27)	1,173	—
Real estate impairment	—	14,526	—	—	599
Non-real estate depreciation	268	242	243	248	268
Less:
Gain on sale of real estate	—	(40,452)	(56,639)	—	—
Loss (gain) on extinguishment of debt	—	976	—	—	—
Gain from non-disposal activities	—	—	—	—	—
Adjusted EBITDA (1)	$47,351	$47,364	$47,746	$50,499	$47,907
(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Balances Outstanding

Secured
Conventional fixed rate	$426,485	$427,710	$446,715	$378,469	$379,333
Secured total	426,485	427,710	446,715	378,469	379,333
Unsecured
Fixed rate bonds and notes	657,562	657,470	657,378	659,934	753,692
Credit facility	109,000	99,000	193,000	245,000	160,000
Unsecured total	766,562	756,470	850,378	904,934	913,692
Total	$1,193,047	$1,184,180	$1,297,093	$1,283,403	$1,293,025

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%
Secured total	5.9%	5.9%	5.9%	5.9%	5.9%
Unsecured
Fixed rate bonds	5.4%	5.4%	5.4%	5.4%	5.4%
Credit facilities	0.9%	0.9%	2.1%	1.4%	1.8%
Unsecured total	4.7%	4.8%	4.6%	4.3%	4.8%
Average	5.2%	5.2%	5.1%	4.8%	5.1%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $4.2 million and $2.4 million, respectively.

Long Term Debt Maturities (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2012	$25,547	$50,000	74,000	$149,547	3.0%
2013	87,580	60,000	—	147,580	5.4%
2014	3,724	100,000	35,000	138,724	4.4%
2015	22,390	150,000	—	172,390	5.4%
2016	134,943	—	—	134,943	5.7%
2017	104,953	—	—	104,953	7.2%
2018	3,277	—	—	3,277	5.1%
2019	34,060	—	—	34,060	5.3%
2020	2,818	250,000	—	252,818	5.1%
2021	2,997	—	—	2,997	5.1%
2022	3,187	—	—	3,187	5.1%
Thereafter	5,256	50,000	—	55,256	7.2%
Total maturities	$430,732	$660,000	$109,000	$1,199,732	5.2%
Weighted average maturity = 4.7 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended March 31, 2012	Covenant	Quarter Ended March 31, 2012	Covenant	Quarter Ended March 31, 2012	Covenant
% of Total Indebtedness to Total Assets(1)	41.8%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.1	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	15%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.7	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$1.1 billion	≥ $808.6 million	$843.0 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.9%	≤ 60.0%	49.3%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	17%	≤ 35.0%	16.5%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.61	≥ 1.75	2.61	≥ 1.50
Ratio of Unencumbered Pool Value(8) to Unsecured Indebtedness	N/A	N/A	2.43	≥ 1.67	2.45	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A	N/A	3.60	≥ 2.00
% of Development in Progress to Gross Asset Value(5)	N/A	N/A	1.8%	≤ 30.0%	N/A	N/A
% of Non-Wholly Owned Assets(7) to Gross Asset Value(5)	N/A	N/A	0.8%	≤ 15.0%	N/A	N/A
Ratio of Investments(9) to Gross Asset Value(5)	N/A	N/A	N/A	N/A	1.7%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(8) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and, for Unsecured Line of Credit #1 only, development in progress.

(9) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	3/31/2012		12/31/2011		9/30/2011		6/30/2011		3/31/2011
Market Data

Shares Outstanding	66,309		66,265		66,066		66,017		65,941
Market Price per Share	$29.70		$27.35		$28.18		$32.52		$31.09
Equity Market Capitalization	$1,969,377		$1,812,348		$1,861,740		$2,146,873		$2,050,106

Total Debt	$1,193,047		$1,184,180		$1,297,093		$1,283,403		$1,293,025
Total Market Capitalization	$3,162,424		$2,996,528		$3,158,833		$3,430,276		$3,343,131

Total Debt to Market Capitalization	0.38	:1	0.40	:1	0.41	:1	0.37	:1	0.39	:1

Earnings to Fixed Charges(1)	1.3x		0.3x		1.1x		1.3x		1.1x
Debt Service Coverage Ratio(2)	2.7x		2.7x		2.7x		2.8x		2.6x

Dividend Data

Total Dividends Paid	$28,746		$28,669		$28,641		$28,621		$28,587
Common Dividend per Share	$0.43375		$0.43375		$0.43375		$0.43375		$0.43375
Payout Ratio (Core FFO per share basis)	92.3%		92.3%		90.4%		85.0%		88.5%
Payout Ratio (Core FAD per share basis)	117.2%		117.2%		114.1%		98.6%		100.9%
Payout Ratio (FAD per share basis)	117.2%		123.9%		120.5%		100.9%		108.4%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Summary (In thousands)

	Three Months Ended March 31,
	2012	2011	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,872	$7,466	5.4%	4.0%
Office Buildings	19,505	20,611	(5.4)%	0.6%
Medical Office Buildings	7,396	7,309	1.2%	2.0%
Retail Centers	8,594	8,331	3.2%	1.8%
Overall Same-Store Portfolio (1)	$43,367	$43,717	(0.8)%	1.7%

GAAP Basis:
Multifamily	$8,065	$7,665	5.2%	4.0%
Office Buildings	19,778	21,123	(6.4)%	0.3%
Medical Office Buildings	7,618	7,505	1.5%	1.8%
Retail Centers	8,962	8,605	4.1%	0.9%
Overall Same-Store Portfolio (1)	$44,423	$44,898	(1.1)%	1.3%

(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,996	$30,781	$11,198	$12,098	—	$67,073
Non same-store - acquired and in development (1)	—	7,848	230	1,348	—	9,426
Total	12,996	38,629	11,428	13,446	—	76,499
Real estate expenses
Same-store portfolio	4,931	11,003	3,580	3,136	—	22,650
Non same-store - acquired and in development (1)	—	2,891	164	308	—	3,363
Total	4,931	13,894	3,744	3,444	—	26,013
Net Operating Income (NOI)
Same-store portfolio	8,065	19,778	7,618	8,962	—	44,423
Non same-store - acquired and in development (1)	—	4,957	66	1,040	—	6,063
Total	$8,065	$24,735	$7,684	$10,002	—	$50,486

Same-store portfolio NOI GAAP basis (from above)	$8,065	$19,778	$7,618	$8,962	—	$44,423
Straight-line revenue, net for same-store properties	(2)	(253)	(143)	(317)	—	(715)
FAS 141 Min Rent	(191)	(148)	(89)	(100)	—	(528)
Amortization of lease intangibles for same-store properties	—	128	10	49	—	187
Same-store portfolio NOI, cash basis	$7,872	$19,505	$7,396	$8,594	—	$43,367
Reconciliation of NOI to net income
Total NOI	$8,065	$24,735	$7,684	$10,002	—	$50,486
Depreciation and amortization	(3,123)	(15,175)	(3,877)	(3,583)	(236)	(25,994)
General and administrative	—	—	—	—	(3,606)	(3,606)
Interest expense	(1,697)	(3,044)	(1,169)	(602)	(9,383)	(15,895)
Other income	—	—	—	—	244	244
Acquisition costs	—	—	—	—	(54)	(54)
Net Income	3,245	6,516	2,638	5,817	(13,035)	5,181
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,245	$6,516	$2,638	$5,817	$(13,035)	$5,181
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,493	$31,583	$11,023	$12,147	$—	—	$67,246
Non same-store - acquired and in development (1)	—	1,850	108	—	—	—	1,958
Total	12,493	33,433	11,131	12,147	—	—	69,204

Real estate expenses
Same-store portfolio	4,828	10,460	3,518	3,542	—	—	22,348
Non same-store - acquired and in development (1)	—	754	151	—	—	—	905
Total	4,828	11,214	3,669	3,542	—	—	23,253

Net Operating Income (NOI)
Same-store portfolio	7,665	21,123	7,505	8,605	—	—	44,898
Non same-store - acquired and in development (1)	—	1,096	(43)	—	—	—	1,053
Total	$7,665	$22,219	$7,462	$8,605	$—	—	$45,951

Same-store portfolio NOI GAAP basis (from above)	$7,665	$21,123	$7,505	$8,605	$—	—	$44,898
Straight-line revenue, net for same-store properties	(8)	(346)	(113)	(184)	—	—	(651)
FAS 141 Min Rent	(191)	(294)	(93)	(105)	—	—	(683)
Amortization of lease intangibles for same-store properties	—	128	10	15	—	—	153
Same-store portfolio NOI, cash basis	$7,466	$20,611	$7,309	$8,331	$—	—	$43,717

Reconciliation of NOI to net income
Total NOI	$7,665	$22,219	$7,462	$8,605	$—	—	$45,951
Depreciation and amortization	(3,134)	(11,960)	(3,827)	(2,662)	—	(311)	(21,894)
General and administrative	—	—	—	—	—	(3,702)	(3,702)
Interest expense	(1,686)	(2,231)	(1,313)	(306)	—	(11,357)	(16,893)
Other income	—	—	—	—	—	306	306
Acquisition costs	—	—	—	—	—	(1,649)	(1,649)
Income from operations of properties sold or held for sale (1)	—	(389)	—	—	2,958	—	2,569
Net income	2,845	7,639	2,322	5,637	2,958	(16,713)	4,688
Net income attributable to noncontrolling interests	—	—	—	—	—	(23)	(23)
Net income attributable to the controlling interests	$2,845	$7,639	$2,322	$5,637	$2,958	$(16,736)	$4,665
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio		WRIT Portfolio
Maryland/Virginia/DC		Inside & Outside the Beltway

	Percentage of GAAP NOI		Percentage of GAAP NOI
	Q1 2012		Q1 2012
DC		Inside the Beltway
Multifamily	3.8%	Multifamily	15.1%
Office	17.4%	Office	27.4%
Medical Office	1.7%	Medical Office	3.0%
Retail	0.7%	Retail	6.3%
	23.6%		51.8%
Maryland		Outside the Beltway
Multifamily	2.3%	Multifamily	0.8%
Office	11.4%	Office	21.7%
Medical Office	4.2%	Medical Office	12.2%
Retail	13.9%	Retail	13.5%
	31.8%		48.2%
Virginia		Total Portfolio	100.0%
Multifamily	9.8%
Office	20.3%
Medical Office	9.3%
Retail	5.2%
	44.6%

Total Portfolio	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Multifamily	95.2%	94.9%	94.0%	95.6%	95.3%
Office Buildings	85.9%	88.8%	88.1%	88.4%	89.3%
Medical Office	90.7%	90.6%	91.3%	91.7%	93.5%
Retail Centers	92.4%	92.7%	91.6%	92.0%	92.0%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	90.1%	91.3%	90.8%	91.3%	91.8%

	Physical Occupancy - All Properties
Sector	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Multifamily	95.2%	94.9%	94.0%	95.6%	95.3%
Office Buildings	86.3%	89.0%	88.6%	88.1%	89.1%
Medical Office	87.1%	86.5%	87.2%	87.3%	88.3%
Retail Centers	92.9%	93.3%	92.3%	92.0%	92.0%
Industrial / Flex	—%	—%	75.4%	78.4%	80.2%

Overall Portfolio	89.7%	90.8%	89.0%	87.7%	88.5%

(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Multifamily	94.0%	94.2%	94.1%	94.9%	94.8%
Office Buildings	88.0%	89.8%	89.2%	90.2%	90.3%
Medical Office Buildings	93.5%	92.4%	92.8%	94.0%	94.2%
Retail Centers	94.0%	92.3%	92.1%	92.3%	92.0%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	91.1%	91.5%	91.2%	92.1%	92.1%

	Economic Occupancy - All Properties
Sector	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Multifamily	94.0%	94.2%	94.1%	94.9%	94.8%
Office Buildings	87.8%	89.4%	88.5%	89.7%	90.7%
Medical Office Buildings	90.8%	89.5%	89.9%	90.5%	90.5%
Retail Centers	94.3%	93.0%	92.3%	92.3%	92.0%
Industrial / Flex	—%	79.3%	80.8%	81.9%	81.4%

Overall Portfolio	90.3%	90.8%	89.5%	90.2%	90.5%

(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II
Retail - Olney Village Center
Medical Office - Lansdowne Medical Office Building
Held for sale and sold properties:
Office - Dulles Station, Phase I
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties)

Commercial Leasing Summary

	1st Quarter 2012		4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011		First Quarter 2011
Gross Leasing Square Footage
Office Buildings	136,234		175,032		152,900		160,318		138,083
Medical Office Buildings	69,171		65,162		29,070		61,374		43,355
Retail Centers	12,574		23,375		59,910		38,482		78,669
Total	217,979		263,569		241,880		260,174		260,107
Weighted Average Term (yrs)
Office Buildings	5.6		4.8		4.3		7.5		3.6
Medical Office Buildings	5.3		4.4		4.9		5.5		6.0
Retail Centers	8.3		5.9		5.9		8.2		4.5
Total	5.7		4.8		4.7		7.1		4.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$28.97	$30.31	$30.22	$31.94	$36.04	$37.87	$25.59	$26.66	$31.41	$32.26
Medical Office Buildings	28.31	29.70	34.70	37.70	34.63	36.79	30.74	32.36	32.91	34.90
Retail Centers	14.13	14.13	22.12	23.02	14.14	17.39	23.67	24.20	15.64	15.91
Total	$27.90	$29.18	$30.61	$32.57	$30.19	$32.41	$26.53	$27.65	$26.89	$27.76

Rate on new leases
Office Buildings	$31.87	$29.73	$31.38	$29.66	$39.53	$37.76	$29.06	$26.64	$30.97	$29.91
Medical Office Buildings	29.94	27.98	38.91	37.13	37.76	35.79	36.13	33.64	37.24	34.76
Retail Centers	15.13	14.24	28.89	26.86	18.56	21.96	25.88	24.34	16.48	16.30
Total	$30.29	$28.28	$33.02	$31.26	$33.71	$33.24	$30.25	$27.96	$27.63	$26.60

Percentage Increase
Office Buildings	10.0%	(1.9)%	3.8%	(7.2)%	9.7%	(0.3)%	13.6%	(0.1)%	(1.4)%	(7.3)%
Medical Office Buildings	5.8%	(5.8)%	12.1%	(1.5)%	9.0%	(2.7)%	17.5%	4.0%	13.1%	(0.4)%
Retail Centers	7.1%	0.8%	30.6%	16.7%	31.3%	26.3%	9.3%	0.6%	5.4%	2.4%
Total	8.6%	(3.1)%	7.9%	(4.0)%	11.7%	2.6%	14.1%	1.1%	2.8%	(4.2)%

Commercial Leasing Summary Tenant Improvements and Leasing Costs

	1st Quarter 2012		4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011		First Quarter 2011
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,938,313	$21.57	$3,691,099	$21.09	$2,067,782	$13.52	$3,019,025	$18.83	$535,261	$3.88
Medical Office Buildings	1,220,567	17.65	788,535	12.10	112,145	3.86	893,785	14.56	384,334	8.86
Retail Centers	—	—	25,740	1.10	1,424,151	23.77	265,135	6.89	—	—
Subtotal	$4,158,880	$19.08	$4,505,374	$17.09	$3,604,078	$14.90	$4,177,945	$16.06	$919,595	$3.54

Leasing Costs
Office Buildings	$2,363,552	$17.35	$2,133,927	$12.19	$1,596,565	$10.44	$2,189,912	$13.66	$582,007	$4.21
Medical Office Buildings	365,614	5.29	400,976	6.15	206,298	7.10	716,648	11.68	530,073	12.23
Retail Centers	9,232	0.73	178,127	7.62	504,673	8.42	269,557	7.00	77,260	0.98
Subtotal	$2,738,398	$12.56	$2,713,030	$10.29	$2,307,536	$9.54	$3,176,117	$12.21	$1,189,340	$4.57

Tenant Improvements and Leasing Costs
Office Buildings	$5,301,865	$38.92	$5,825,026	$33.28	$3,664,347	$23.96	$5,208,937	$32.49	$1,117,268	$8.09
Medical Office Buildings	1,586,181	22.94	1,189,511	18.25	318,443	10.96	1,610,433	26.24	914,407	21.09
Retail Centers	9,232	0.73	203,867	8.72	1,928,824	32.19	534,692	13.89	77,260	0.98
Total	$6,897,278	$31.64	$7,218,404	$27.38	$5,911,614	$24.44	$7,354,062	$28.27	$2,108,935	$8.11

10 Largest Tenants - Based on Annualized Rent March 31, 2012

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	39	5.07%	210,354	2.88%
General Services Administration	6	31	2.97%	170,834	2.34%
Advisory Board Company	1	86	2.87%	180,925	2.48%
Booz Allen Hamilton, Inc.	1	46	2.27%	222,989	3.06%
L-3 Services, Inc	1	66	2.22%	140,400	1.93%
Patton Boggs LLP	1	61	2.04%	110,566	1.52%
INOVA Health System	7	47	1.98%	110,422	1.51%
Sunrise Assisted Living, Inc.	1	18	1.62%	115,289	1.58%
Children's Hospital	3	79	1.28%	77,858	1.07%
General Dynamics	2	27	1.21%	88,359	1.21%
Total/Weighted Average		50	23.53%	1,427,996	19.58%

Industry Diversification March 31, 2012

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$67,758,432	31.57%	2,200,640	30.11%
Ambulatory Health Care Services	38,958,187	18.15%	1,140,848	15.61%
Credit Intermediation and Related Activities	16,664,102	7.77%	326,289	4.46%
Executive, Legislative, and Other General Government Support	9,712,937	4.53%	286,949	3.93%
Food Services and Drinking Places	8,174,298	3.81%	265,560	3.63%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	6,815,743	3.18%	205,294	2.81%
Educational Services	6,005,498	2.80%	205,639	2.81%
Food and Beverage Stores	5,905,126	2.75%	338,881	4.64%
Administrative and Support Services	4,131,830	1.93%	116,212	1.59%
Nursing and Residential Care Facilities	4,088,465	1.91%	116,935	1.60%
Health and Personal Care Stores	3,380,349	1.58%	103,182	1.41%
Clothing and Clothing Accessories Stores	3,281,042	1.53%	169,042	2.31%
Miscellaneous Store Retailers	3,215,478	1.50%	172,247	2.36%
Broadcasting (except Internet)	3,167,033	1.48%	89,083	1.22%
Electronics and Appliance Stores	2,869,736	1.34%	166,345	2.28%
Furniture and Home Furnishings Stores	2,730,691	1.27%	133,851	1.83%
Personal and Laundry Services	2,629,038	1.23%	84,223	1.15%
Hospitals	2,525,109	1.18%	70,909	0.97%
Sporting Goods, Hobby, Book, and Music Stores	2,481,728	1.16%	157,094	2.15%
General Merchandise Stores	1,839,527	0.86%	221,503	3.03%
Real Estate	1,766,175	0.82%	59,560	0.81%
Computer and Electronic Product Manufacturing	1,586,739	0.74%	55,956	0.77%
Amusement, Gambling, and Recreation Industries	1,372,852	0.64%	83,112	1.14%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,211,771	0.56%	44,232	0.61%
Printing and Related Support Activities	1,190,611	0.55%	50,727	0.69%
Insurance Carriers and Related Activities	934,647	0.44%	36,026	0.49%

Industry Diversification (continued) March 31, 2012

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Transportation Equipment Manufacturing	$846,384	0.39%	31,840	0.44%
Publishing Industries (except Internet)	780,210	0.36%	30,565	0.42%
Merchant Wholesalers, Durable Goods	737,328	0.34%	41,421	0.57%
Motor Vehicle and Parts Dealers	647,725	0.30%	39,057	0.53%
Social Assistance	574,153	0.27%	19,241	0.26%
Building Material and Garden Equipment and Supplies Dealers	560,875	0.26%	28,060	0.38%
Construction of Buildings	508,632	0.24%	19,070	0.26%
Merchant Wholesalers, Nondurable Goods	450,766	0.21%	27,786	0.38%
Other	5,098,180	2.35%	171,979	2.35%
Total	214,601,397	100.00%	7,309,358	100.00%

Lease Expirations March 31, 2012

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2012	65	289,683	7.20%	$9,537,164	$32.92	6.58%
2013	97	487,467	12.12%	15,265,539	31.32	10.54%
2014	98	788,727	19.60%	27,195,307	34.48	18.77%
2015	86	566,686	14.08%	23,111,687	40.78	15.95%
2016	78	575,885	14.31%	17,870,741	31.03	12.33%
2017 and thereafter	130	1,315,247	32.69%	51,911,482	39.47	35.83%
	554	4,023,695	100.00%	$144,891,920	$36.01	100.00%
Medical Office:
2012	40	106,871	9.52%	$3,962,771	$37.08	8.92%
2013	57	171,171	15.25%	5,999,763	35.05	13.50%
2014	47	143,192	12.75%	5,621,099	39.26	12.65%
2015	29	84,473	7.52%	3,409,553	40.36	7.67%
2016	45	156,636	13.95%	5,914,686	37.76	13.31%
2017 and thereafter	114	460,394	41.01%	19,534,608	42.43	43.95%
	332	1,122,737	100.00%	$44,442,480	$39.58	100.00%
Retail:
2012	56	143,933	6.93%	$3,774,764	$26.23	8.37%
2013	48	411,728	19.83%	6,346,580	15.41	14.07%
2014	32	133,913	6.45%	2,876,055	21.48	6.38%
2015	34	299,173	14.41%	5,953,691	19.90	13.20%
2016	22	189,965	9.15%	3,945,257	20.77	8.75%
2017 and thereafter	101	897,150	43.23%	22,203,143	24.75	49.23%
	293	2,075,862	100.00%	$45,099,490	$21.73	100.00%
Total:
2012	161	540,487	7.48%	$17,274,699	$31.96	7.37%
2013	202	1,070,366	14.82%	27,611,882	25.80	11.78%
2014	177	1,065,832	14.76%	35,692,461	33.49	15.22%
2015	149	950,332	13.16%	32,474,931	34.17	13.85%
2016	145	922,486	12.77%	27,730,684	30.06	11.83%
2017 and thereafter	345	2,672,791	37.01%	93,649,233	35.04	39.95%
	1,179	7,222,294	100.00%	$234,433,890	$32.46	100.00%

Note: Lease expiration data exclude properties classified as sold or held for sale.
* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties March 31, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	98,000
51 Monroe Street	Rockville, MD	1979	1975	218,000
515 King Street	Alexandria, VA	1992	1966	73,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	533,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	94,000
Courthouse Square	Alexandria, VA	2000	1979	114,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	262,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	130,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	275,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	75,000
2000 M Street	Washington, DC	2007	1971	239,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	185,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Subtotal				4,793,000

Schedule of Properties (continued) March 31, 2012

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	89,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	114,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	112,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	123,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	85,000
Subtotal				1,311,000

Schedule of Properties (continued) March 31, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	198,000
Subtotal				2,449,000

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 (2)	158,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,139,000

TOTAL				10,692,000
* Multifamily buildings are presented in gross square feet.
(1) Development on approximately 60,000 square feet of the center was completed in December 2006.
(2) A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions March 31, 2012

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We executed the sale in three phases. Phase I of the Industrial Portfolio sale consisted of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the Industrial Portfolio sale, consisting of Northern Virginia Industrial Park II. We closed on Phase III of the Industrial Portfolio sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.